Exhibit 10.7

Form of Subscription Agreement for August 2019 Offering

between Five Star Bancorp and certain holders party thereto

1.                  Subscription. The undersigned (the “Investor”) subscribes for and agrees to purchase the number of shares of common stock (the “Shares”) of Five Star Bancorp, a California corporation, (the “Corporation”) set forth on the signature page below. The Shares are being offered for sale pursuant to the Private Placement Memorandum dated August 5, 2019 (the “Memorandum”), at a purchase price of $10.00 per Share. The Investor acknowledges and agrees that this subscription is irrevocable and that this subscription may not be withdrawn by the Investor unless the Corporation rejects this subscription. The Investor agrees to be bound by all the terms and provisions of the Stockholders Agreement (the “Stockholders Agreement”) by and among the Corporation and the holders of its common stock, a form of which has been provided to the Investor. It is understood and agreed by the Investor that the Corporation shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Corporation only when it is signed by a duly authorized officer thereof. Subject to the conditions set forth in Section 5 hereof, a closing (the “Closing”) shall occur at the time that the Corporation accepts this subscription. Thereafter, a certificate representing the Shares shall be delivered to the Investor. Capitalized terms not defined herein shall have the meaning ascribed to them in the Stockholders Agreement. For purposes of this Subscription Agreement, references to the “undersigned” refer to the undersigned Investor, where applicable.

2.                  Payment of Purchase Price; Delivery of Shares; Escrow Account.

a)                  The Investor herewith delivers the aggregate purchase price for the Shares by check, cashier’s check or wire transfer in immediately available funds together with the signature page to this Subscription Agreement. If the Investor delivers the aggregate purchase price for the Shares herewith and this subscription is not wholly accepted, promptly after the Closing, the Corporation will return the portion of the purchase price in excess of the amount the Investor shall then be obligated to pay under this Subscription Agreement, without interest.

b)                  As soon as practicable after the Closing, the Corporation shall deliver or have delivered to the Investor a certificate representing the Shares issued to the Investor at the Closing.

c)                  The Investor understands that the funds delivered by the Investor pursuant to Section 2(a) hereof will be deposited in an escrow account created by the Corporation at Five Star Bank. The funds representing the aggregate purchase price for the Shares that are placed in an escrow account by the Corporation will be returned to the Investor, without interest, if this subscription is not accepted by the Corporation. It is understood by the Investor that the funds representing the aggregate purchase price for the Shares that are placed in an escrow account by the Corporation shall be paid to the Corporation as payment by the Investor for the Shares at the Closing.

3.                  Representations, Warranties and Covenants of the Investor. To induce the Corporation to accept this subscription, the Investor represents, warrants and covenants as follows:

a)               The Investor has been furnished and has carefully read the Memorandum relating to the offering of the Shares by the Corporation, including all the appendices thereto including a form of the Stockholders Agreement. The Investor is not relying upon any other information, representation or warranty by the Corporation or any agent of it in determining to invest in the Corporation. The Investor has consulted to the extent deemed appropriate by the Investor with the Investor’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that an investment in the Shares is suitable and appropriate for the Investor.

b)                  The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the economic risks and lack of liquidity of an investment in the Shares, is able to bear the risk of loss of its entire investment in the Shares and understands the risks of, and other considerations relating to, the purchase of the Shares, including the matters set forth under the caption “Risk Factors” in the Memorandum.

c)                  The Investor acknowledges that he/she/it has prior investment experience, including investment in non-listed and non-registered securities (including investments in limited partnerships), or the Investor has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Corporation both to the Investor and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on the Investor’s behalf, and that the Investor recognizes the highly speculative nature of this investment.

d)                 The Investor acknowledges receipt and careful review of the Memorandum and hereby represents that the Investor has been furnished by the Corporation, to the extent commercially reasonable, during the course of this transaction with all information regarding the Corporation which the Investor had requested or desired to know; that all documents which could be reasonably provided have been made available for the Investor’s inspection and review, and that the Investor has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Corporation concerning the terms and conditions of the offering, and any additional information requested.

e)                  The Investor understands that the Shares have not been registered under the Securities Act, the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated. The Investor understands and agrees further that the Shares must be held indefinitely and may be transferred only in accordance with the restrictions set forth in a legend substantially in the form set forth below which will be placed on the certificate or certificates evidencing the Shares issued to the Investor at the Closing:

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THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SHARES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE ISSUER.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED EFFECTIVE AS OF [________________], A COPY OF WHICH IS AVAILABLE FOR EXAMINATION AT THE PRINCIPAL OFFICES OF FIVE STAR BANCORP, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, HYPOTHECATED, PLEDGED, GIVEN OR OTHERWISE DISPOSED OF EXCEPT IN STRICT AND FULL ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT.

FIVE STAR BANCORP WILL NOT EFFECTUATE TRANSFERS OF STOCK EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT. COPIES OF THE AFORESAID STOCKHOLDERS AGREEMENT MAY BE OBTAINED FROM FIVE STAR BANCORP.

f)                   The Investor is purchasing the Shares for the Investor’s own account, with the intention of holding the Shares for investment and with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares. The Shares to be acquired hereunder are being acquired by the Investor for investment purposes only and not with a view to resale or distribution.

g)                  To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Corporation, the offering of the Shares or any statement made in the Memorandum, and the Investor has been afforded the opportunity to ask questions of representatives of the Corporation concerning the Corporation and the terms and conditions of the offering, and to obtain any additional information necessary to verify the accuracy of the information set forth in the Memorandum and other information provided by the Corporation.

h)                  The attached Investor Questionnaire that the Investor has completed and all of the statements, answers and information therein are true and correct as of the date hereof and will be true and correct as of the date of the Closing. The Investor Questionnaire is incorporated herein by this reference.

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i)                    The foregoing representations, warranties, and covenants and all other information which the Investor has provided concerning the Investor and the Investor’s financial condition are true and accurate as of the date hereof. The Investor agrees to immediately notify the Corporation if any information, representations, warranties, and covenants of the Investor contained in this Subscription Agreement, including the Investor Questionnaire, becomes untrue prior to the Closing.

j)                    The Investor (excluding an Investor who is a director or officer of the Corporation) hereby represents and warrants that even though the Investor is a shareholder of the Corporation, the Investor has no plan, agreement, arrangement or understanding with the Corporation or any other shareholder of the Corporation regarding acquiring, holding, voting or disposing of common stock of the Corporation.

4.                   Survival of Representations and Warranties; Indemnification. All representations, warranties and covenants contained herein or made in writing by the Investor in connection with the transactions contemplated by this Subscription Agreement shall survive the issuance and sale of the Shares.

5.                   Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

6.                Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by fax and confirmed, or when mailed, first class postage prepaid, (a) if to the Investor, to the Investor at the address or facsimile number set forth in the Investor Questionnaire attached hereto, or to such other address or facsimile number as the Investor shall have furnished to the Corporation in writing, and (b) if to the Corporation, to Five Star Bancorp, 3100 Zinfandel Drive Suite 650, Rancho Cordova, California 95670, Attention: James Beckwith (facsimile number 916-851-5458) or to such other address or addresses, or facsimile number or numbers, as the Corporation shall have furnished to the Investor in writing, provided that any notice to the Corporation shall be effective only if and when received by the Corporation.

7.                  Miscellaneous. This Subscription Agreement is not assignable by the Investor without the prior written consent of the Corporation, which may be withheld in the Corporation’s sole and absolute discretion. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may be amended only by a writing executed by both of the parties hereto. The Investor Questionnaire, including without limitation the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement on the date set forth below.

Date: __________________	Number of Shares:_______________________

INDIVIDUAL INVESTOR:

(Print Name)

(Signature)

INDIVIDUAL INVESTOR:

(Print Name)

(Signature)

TRUST, CUSTODIAL ACCOUNT OR
OTHER INVESTOR:

(Name of Entity)

By: _______________________________
(Signature)

(Print Name and Title)

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ACCEPTANCE OF SUBSCRIPTION

(To be filled out only by the Corporation)

The Corporation hereby accepts the above application for subscription for the Shares.

Five Star Bancorp

By:
Name:

Title:

Date:	____________________
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